Exhibit (j)(iv)

AMENDMENT TO GLOBAL CUSTODY AGREEMENT

This Amendment is made on September 5, 2024, to the Global Custody Agreement dated June 22, 2020, as amended from time to time (the “Agreement”), between JPMorgan Chase Bank, National Association (“J.P. Morgan”) and each of the investment companies listed on Annex B to the Agreement, on behalf of itself and of each series or portfolio listed under its name on Annex B, as applicable, severally and not jointly (each, a “Fund”).

WHEREAS, the parties entered into the Agreement pursuant to which J.P. Morgan was appointed to provide certain custody services to each Fund; and

WHEREAS, the parties desire to amend the Annex B of the Agreement to reflect the name changes of the portfolios as shown below:

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby acknowledge and agree as follows:

1.	Certain Definitions. Unless otherwise defined herein, capitalized terms used herein have the meanings specified in or pursuant to the Agreement.

2.	Amendments: Annex B of the Agreement is hereby deleted in its entirety and replaced with Annex B attached hereto.

3.

Except as specifically amended hereby, all of the terms and conditions of the Agreement shall continue to be in full force and effect and shall be binding upon the parties in accordance with their respective terms.

4.

This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

5.	This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to New York’s principles regarding conflict of laws.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or authorized representatives as of the date first written above.

New York Life Investments Funds (on behalf of each of its relevant Funds as set forth in Annex B hereto)		JPMorgan Chase Bank, N.A.

By:	/s/ Kirk C. Lehneis	By:	/s/ Matthew Leisman
Name:	Kirk C. Lehneis	Name:	Matthew Leisman
Title:	President	Title:	Executive Director
Date:	September 5, 2024	Date:	September 11, 2024

New York Life Investments Funds Trust (on behalf of each of its relevant Funds as set forth in Annex B hereto)		NYLI MacKay DefinedTerm Muni Opportunities Fund

By:	/s/ Kirk C. Lehneis	By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis	Name:	Kirk C. Lehneis
Title:	President	Title:	President
Date:	September 5, 2024	Date:	September 5, 2024

New York Life Investments VP Funds Trust (on behalf of each of its relevant Funds as set forth in Annex B hereto)		NYLI CBRE Global Infrastructure Megatrends Term Fund

By:	/s/ Kirk C. Lehneis	By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis	Name:	Kirk C. Lehneis
Title:	President	Title:	President
Date:	September 5, 2024	Date:	September 5, 2024

NYLI MacKay Muni Income Opportunities Fund

By:	/s/ Kirk C. Lehneis
Name:	Kirk C. Lehneis
Title:	President
Date:	September 5, 2024

Global Custody Agreement

Annex B

(List of Customers/Funds)

New Name	Old Name
(the name changes related to The MainStay Funds and its series occurred on August 28, 2024)

New York Life Investments Funds	The MainStay Funds
NYLI Candriam Emerging Markets Debt Fund	MainStay Candriam Emerging Markets Debt Fund
NYLI Income Builder Fund	MainStay Income Builder Fund
NYLI MacKay Convertible Fund	MainStay MacKay Convertible Fund
NYLI MacKay High Yield Corporate Bond Fund	MainStay MacKay High Yield Corporate Bond Fund
NYLI MacKay Strategic Bond Fund	MainStay MacKay Strategic Bond Fund
NYLI MacKay Tax Free Bond Fund	MainStay MacKay Tax Free Bond Fund
NYLI MacKay U.S. Infrastructure Bond Fund	MainStay MacKay U.S. Infrastructure Bond Fund
NYLI Money Market Fund	MainStay Money Market Fund
NYLI Winslow Large Cap Growth Fund	MainStay Winslow Large Cap Growth Fund
NYLI WMC Enduring Capital Fund	MainStay WMC Enduring Capital Fund
NYLI WMC Value Fund	MainStay WMC Value Fund

(the name changes related to MainStay Funds Trust and its series occurred on August 28, 2024)

New York Life Investments Funds Trust	MainStay Funds Trust
NYLI Balanced Fund	MainStay Balanced Fund
NYLI Candriam Emerging Markets Equity Fund	MainStay Candriam Emerging Markets Equity Fund
NYLI CBRE Global Infrastructure Fund	MainStay CBRE Global Infrastructure Fund
NYLI CBRE Real Estate Fund	MainStay CBRE Real Estate Fund
NYLI Conservative Allocation Fund	MainStay Conservative Allocation Fund
NYLI Conservative ETF Allocation Fund	MainStay Conservative ETF Allocation Fund
NYLI Cushing® MLP Premier Fund	MainStay Cushing MLP Premier Fund
NYLI Epoch Capital Growth Fund	MainStay Epoch Capital Growth Fund
NYLI Epoch Global Equity Yield Fund	MainStay Epoch Global Equity Yield Fund
NYLI Epoch International Choice Fund	MainStay Epoch International Choice Fund
NYLI Epoch U.S. Equity Yield Fund	MainStay Epoch U.S. Equity Yield Fund
NYLI Equity Allocation Fund	MainStay Equity Allocation Fund
NYLI Equity ETF Allocation Fund	MainStay Equity ETF Allocation Fund
NYLI Fiera SMID Growth Fund	MainStay Fiera SMID Growth Fund
NYLI Floating Rate Fund	MainStay Floating Rate Fund
NYLI Growth Allocation Fund	MainStay Growth Allocation Fund
NYLI Growth ETF Allocation Fund	MainStay Growth ETF Allocation Fund
NYLI MacKay Arizona Muni Fund	MainStay MacKay Arizona Muni Fund

NYLI MacKay California Muni Fund	MainStay MacKay California Tax Free Opportunities Fund
NYLI MacKay Colorado Muni Fund	MainStay MacKay Colorado Muni Fund
NYLI MacKay High Yield Muni Bond Fund	MainStay MacKay High Yield Municipal Bond Fund
NYLI MacKay New York Muni Fund	MainStay MacKay New York Tax Free Opportunities Fund
NYLI MacKay Oregon Muni Fund	MainStay MacKay Oregon Muni Fund
NYLI MacKay Short Duration High Income Fund	MainStay MacKay Short Duration High Income Fund
NYLI MacKay Short Term Muni Fund	MainStay MacKay Short Term Municipal Fund
NYLI MacKay Strategic Muni Allocation Fund	MainStay MacKay Strategic Municipal Allocation Fund
NYLI MacKay Total Return Bond Fund	MainStay MacKay Total Return Bond Fund
NYLI MacKay Utah Muni Fund	MainStay MacKay Utah Muni Fund
NYLI Moderate Allocation Fund	MainStay Moderate Allocation Fund
NYLI Moderate ETF Allocation Fund	MainStay Moderate ETF Allocation Fund
NYLI PineStone Global Equity Fund	MainStay PineStone Global Equity Fund
NYLI PineStone International Equity Fund	MainStay PineStone International Equity Fund
NYLI PineStone U.S. Equity Fund	MainStay PineStone U.S. Equity Fund
NYLI S&P 500 Index Fund	MainStay S&P 500 Index Fund
NYLI Short Term Bond Fund	MainStay Short Term Bond Fund
NYLI U.S. Government Liquidity Fund	MainStay U.S. Government Liquidity Fund
NYLI WMC Growth Fund	MainStay WMC Growth Fund
NYLI WMC International Research Equity Fund	MainStay WMC International Research Equity Fund
NYLI WMC Small Companies Fund	MainStay WMC Small Companies Fund

(the name changes relating to MainStay VP Funds Trust and its portfolios occurred on August 12, 2024)

New York Life Investments VP Funds Trust	MainStay VP Funds Trust
NYLI VP American Century Sustainable Equity Portfolio	MainStay VP American Century Sustainable Equity Portfolio
NYLI VP Balanced Portfolio	MainStay VP Balanced Portfolio
NYLI VP Bond Portfolio	MainStay VP Bond Portfolio
NYLI VP Candriam Emerging Markets Equity Portfolio	MainStay VP Candriam Emerging Markets Equity Portfolio
NYLI VP CBRE Global Infrastructure Portfolio	MainStay VP CBRE Global Infrastructure Portfolio
NYLI VP Conservative Allocation Portfolio	MainStay VP Conservative Allocation Portfolio
NYLI VP Dimensional U.S. Equity Portfolio	MainStay VP Dimensional U.S. Equity Portfolio
NYLI VP Epoch U.S. Equity Yield Portfolio	MainStay VP Epoch U.S. Equity Yield Portfolio
NYLI VP Equity Allocation Portfolio	MainStay VP Equity Allocation Portfolio
NYLI VP Fidelity Institutional AM® Utilities Portfolio	MainStay VP Fidelity Institutional AM® Utilities Portfolio
NYLI VP Floating Rate Portfolio	MainStay VP Floating Rate Portfolio
NYLI VP Growth Allocation Portfolio	MainStay VP Growth Allocation Portfolio
NYLI VP Hedge Multi-Strategy Portfolio	MainStay VP Hedge Multi-Strategy Portfolio
NYLI VP Income Builder Portfolio	MainStay VP Income Builder Portfolio

NYLI VP Indexed Bond Portfolio	MainStay VP Indexed Bond Portfolio
NYLI VP Janus Henderson Balanced Portfolio	MainStay VP Janus Henderson Balanced Portfolio
NYLI VP MacKay Convertible Portfolio	MainStay VP MacKay Convertible Portfolio
NYLI VP MacKay High Yield Corporate Bond Portfolio	MainStay VP MacKay High Yield Corporate Bond Portfolio
NYLI VP MacKay Strategic Bond Portfolio	MainStay VP MacKay Strategic Bond Portfolio
NYLI VP MacKay U.S. Infrastructure Bond Portfolio	MainStay VP MacKay U.S. Infrastructure Bond Portfolio
NYLI VP Moderate Allocation Portfolio	MainStay VP Moderate Allocation Portfolio
NYLI VP Natural Resources Portfolio	MainStay VP Natural Resources Portfolio
NYLI VP PIMCO Real Return Portfolio	MainStay VP PIMCO Real Return Portfolio
NYLI VP PineStone International Equity Portfolio	MainStay VP PineStone International Equity Portfolio
NYLI VP S&P 500 Index Portfolio	MainStay VP S&P 500 Index Portfolio
NYLI VP Schroders Mid Cap Opportunities Portfolio	MainStay VP Schroders Mid Cap Portfolio
NYLI VP Small Cap Growth Portfolio	MainStay VP Small Cap Growth Portfolio
NYLI VP U.S. Government Money Market Portfolio	MainStay VP U.S. Government Money Market Portfolio
NYLI VP Wellington Growth Portfolio	MainStay VP Wellington Growth Portfolio
NYLI VP Wellington Small Cap Portfolio	MainStay VP Wellington Small Cap Portfolio
NYLI VP Winslow Large Cap Growth Portfolio	MainStay VP Winslow Large Cap Growth Portfolio

(the following name changes occurred on August 28, 2024)

NYLI MacKay DefinedTerm Muni Opportunities Fund	MainStay MacKay DefinedTerm Municipal Opportunities Fund

NYLI CBRE Global Infrastructure Megatrends Term Fund	MainStay CBRE Global Infrastructure Megatrends Term Fund

NYLI MacKay Muni Income Opportunities Fund	MainStay MacKay Municipal Income Opportunities Fund